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CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. Sections 200.800(b)(4), 200.83
and 240.24b-2

                                                                   EXHIBIT 10.65

                             SECOND AMENDMENT TO THE

              GENOMIC DATABASE COLLABORATION AND LICENSE AGREEMENT

In consideration for the mutual promises, covenants and conditions contained herein, by signing below, GENE LOGIC INC. ("Gene Logic") and PROCTER & GAMBLE PHARMACEUTICALS, INC. ("P&GP") agree to amend the Genomic Database Collaboration and License Agreement, dated as of December 30, 1998, between Gene Logic and P&GP (the "Collaboration Agreement") as follows:

1. All capitalized terms used herein and not defined herein shall have the meanings given such terms in the Collaboration Agreement.

2. Pursuant to Section 2.6, P&GP elects to select [***] Gene Products from the Research Program in [***] as Gene Targets for the consideration of [***] per Gene Product as provided in Section 8.4. [***] of such Gene Products will be identified within 30 days of the date of signature of this amendment, and the remaining [***] Gene Products will be identified within a reasonable time thereafter. P&GP shall pay Gene Logic a total of [***] for such [***] Gene Products selected as Gene Targets by wire transfer prior to June 30, 2000.

3. Pursuant to Section 2.5, P&GP and Gene Logic agree that the Research Program in [***] is terminated as of June 30, 2000. Accordingly,
         Section 2.1 is amended insofar as collaborative work going forward will be directed towards the [***] Program. Additionally, Section 2.2 is amended to provide that with respect to the portion of the Research Term commencing on July 1, 2000, the research support at Gene Logic shall not be fewer than [***] Scientific FTEs and those Scientific FTEs will be assigned to work in the area of [***]. Consistent with this amendment, pursuant to Section 8.3(a), the Research Plan for the collaboration is hereby amended to reflect the decrease from [***] to [***] FTEs to be supported by P&GP.

4. P&GP and Gene Logic agree that the technology access and database fee under Section 8.2(b) for the period from July 1, 2000 through December 31, 2001, which fee shall be paid on December 30, 2001, shall be reduced to [***]. Nothing herein is intended to modify the amount due under Section 8.2(a), which fee shall be paid on June 30, 2000.

5. Except as expressly amended herein, the Collaboration Agreement remains in full force and effect.

The parties hereby agree to the above stated amendment.

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GENE LOGIC INC.                                      PROCTER & GAMBLE PHARMACEUTICALS, INC.

By:  /s/ Mark D. Gessler                             By:  /s/ Bruce L. Byrnes
     ---------------------------------------              ---------------------------------------------------------

Printed Name:  Mark D. Gessler                       Printed Name:   Bruce L. Byrnes
              ------------------------------                        -----------------------------------------------

Title:  President and CEO                            Title:  President, Global Health Care & Corporate New Ventures
        ------------------------------------                -------------------------------------------------------

Date: June 28, 2000                                  Date: June 29, 2000
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[***] CONFIDENTIAL TREATMENT REQUESTED